Exhibit 10.20

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

AND AMENDMENT TO PLEDGE AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO PLEDGE AGREEMENT, dated as of October 31, 2016 (this “First Amendment”), modifies that certain (i) Credit Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Credit Agreement”), among STEINER LEISURE LIMITED, an international business company incorporated under the laws of the Commonwealth of the Bahamas (“Holdings”), STEINER U.S. HOLDINGS, INC., a Florida corporation, as the Borrower (the “Borrower”), each other Credit Party party thereto, the Lenders party thereto from time to time and NEWSTAR FINANCIAL, INC., as the Administrative Agent (in such capacity the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”) and (ii) Pledge Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Pledge Agreement”) among Holdings, the Borrower, each of the other pledgors party thereto and the Collateral Agent.

WHEREAS, the Credit Parties have informed the Administrative Agent, the Collateral Agent, and the Lenders that certain corporate restructuring events set forth on Annex I attached hereto are expected to occur (such events referred to herein, collectively, as the “Restructuring”);

WHEREAS, in connection with the Restructuring, the Credit Parties have requested to (i) modify and amend the Credit Agreement to designate Ideal Image Development, Inc. as a co-borrower under the Credit Agreement and to allocate a portion of the initial principal amount of the Term Loan Facility to each borrower as set forth herein and (ii) modify and amend the Pledge Agreement as set forth herein.

WHEREAS, the Administrative Agent, the Collateral Agent and the Required Lenders have agreed to (i) modify and amend the Credit Agreement to designate Ideal Image Development, Inc. as a co-borrower under the Credit Agreement and to allocate a portion of the initial principal amount of the Term Loan Facility to each borrower as set forth herein and (ii) modify and amend the Pledge Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Defined Terms. Any capitalized term used herein and not defined herein shall have the meaning assigned to it in the Credit Agreement.

2. Amendments to Credit Agreement. Effective as of the First Amendment Effective Date:

(a) The terms and provisions of the Credit Agreement (excluding the schedules and exhibits thereto, which shall remain in full force and effect, except as specifically amended in Section 2(b) of this First Amendment) are hereby amended as set forth in Exhibit A attached hereto such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) and any formatting changes reflected therein shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(b) Schedule 8.14 (Subsidiaries) to the Credit Agreement is hereby restated in its entirety as set forth in Exhibit B attached hereto.

3. Amendments to Pledge Agreement. Effective as of the First Amendment Effective Date, the Pledge Agreement is hereby amended as follows:

(a) Annex A (Schedule of Legal Names, Jurisdiction of Organization and Ownership Information) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit C attached hereto.

(b) Annex B (Schedule of Stock) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit D attached hereto.

(c) Annex D (Schedule of Limited Liability Company Interests) to the Pledge Agreement is hereby restated in its entirety as set forth in Exhibit E attached hereto.

4. Allocation of Indebtedness. The initial aggregate principal amount of the Term Loan Facility of $600,000,000 shall be allocated among the Borrowers (as defined in the Credit Agreement, as amended hereby) as follows: (i) Ideal Image Development, Inc., a Delaware corporation, in the amount of $125,000,000 and (ii) Steiner U.S. Holdings, Inc., a Florida corporation, in the amount of $475,000,000.

5. Restructuring Transactions.

(a) The parties hereto hereby acknowledge and agree that the Restructuring shall be effected subject to the Liens of the Collateral Agent in the Collateral, including, without limitation, the Liens of the Collateral Agent in the Equity Interests of Ideal Image Development Inc. and Bliss World Holdings Inc. and each of their respective Subsidiaries to the extent required pursuant to the Credit Documents, which Liens shall at all times remain valid, perfected, first priority Liens (subject only to Permitted Liens).

(b) Each Credit Party hereby represents and warrants and covenants with the Administrative Agent, the Collateral Agent and each of the undersigned Lenders that no Credit Party shall take any action in respect of the Restructuring which shall in any way impair the continuous validity, perfection and priority of the Collateral Agent’s security interest in the Collateral.

6. Conditions to Effectiveness. The effectiveness of this First Amendment is subject to the fulfillment, in a manner satisfactory to the Required Lenders, of each of the following conditions precedent (the date such conditions are fulfilled is hereinafter referred to as the “First Amendment Effective Date”):

(a) Execution of First Amendment. The Administrative Agent and the Required Lenders shall have executed this First Amendment and shall have received a counterpart to this First Amendment, duly executed by each Credit Party.

(b) Certificated Equity Interests. To the extent the Restructuring results in a change in equity ownership of a Credit Party on or prior to the First Amendment Effective Date and such Credit Party is an issuer of certificated Equity Interests, the Credit Parties shall reissue and deliver to the Collateral Agent (or it designee) the certificated Equity Interests of any such Credit Party reflecting any changes in equity ownership.

(c) Fees. The Credit Parties shall have paid, on or before the First Amendment Effective Date, all fees and invoiced costs and expenses then payable by Credit Parties pursuant to the Credit Documents.

7. Representations and Warranties. Each Credit Party represents and warrants as follows:

(a) Organization Status. Each Credit Party (i) is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b) Authorization, Etc. Each Credit Party has the requisite power and authority to execute, deliver and perform the terms and provisions of this First Amendment and the Credit Agreement, as amended hereby, and has taken all necessary action to authorize the execution, delivery and performance by such Credit Party of this First Amendment. Each Credit Party has duly executed and delivered this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(c) No Violation. Neither the execution, delivery or performance by any Credit Party of this First Amendment or of the Credit Agreement, as amended hereby, nor compliance by such Credit Party with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, credit agreement or loan agreement, in each case to which any Credit Party or any of its Restricted Subsidiaries is a

party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.

(d) Approvals. Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the First Amendment Effective Date and which remain in full force and effect on the First Amendment Effective Date and (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents), or exemption by, any Governmental Authority, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this First Amendment by the Credit Parties, and the performance of the Credit Agreement, as amended hereby.

(e) No Event of Default. No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or would result from the Restructuring or from this First Amendment becoming effective in accordance with its terms.

(f) Capitalization. On and as of the First Amendment Effective Date and after giving effect to the Restructuring, all outstanding shares of capital stock of the Credit Parties have been duly and validly issued and are fully paid and non-assessable (except as such rights may arise under mandatory provisions of applicable statutory law that may not be waived) and are owned directly or indirectly by, in the case of any Borrower, Holdings or another Borrower, or, in the case of any other Credit Party, another Credit Party. None of the Borrowers nor any Restricted Subsidiary that is a Credit Party has outstanding any capital stock or other securities convertible into or exchangeable for their capital stock or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreement providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, their capital stock. As used in this Section 7(f), “Borrower” shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

(g) Subsidiaries. On and as of the First Amendment Effective Date and after giving effect to the Restructuring, Holdings has no Subsidiaries other than those Subsidiaries listed on Schedule 8.14 to the Credit Agreement attached hereto as Exhibit B. Schedule 8.14 to the Credit Agreement attached hereto as Exhibit B correctly sets forth, as of the First Amendment Effective Date and after giving effect to the Restructuring, the percentage ownership (direct and indirect) of Holdings in each class of capital stock of each of its Subsidiaries and also identifies the direct owner thereof.

8. No Novation; Reaffirmation and Confirmation.

(a) This First Amendment does not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this First Amendment shall be construed as a release or other discharge of Credit Parties under the Credit Agreement, or the other Credit Documents, as amended hereby, from any of its obligations and liabilities as “Credit Parties” thereunder.

(b) Each Credit Party hereby (i) acknowledges and reaffirms such Credit Party’s obligations as set forth in each Credit Document, as amended hereby, (ii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to such Credit Party set forth in each Credit Document, as amended hereby, which remain in full force and effect, and (iii) confirms, ratifies and reaffirms that the security interest granted to Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, pursuant to the Credit Documents, as amended hereby, in all of such Credit Party’s right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, with the same force, effect and priority in effect both immediately prior to and after entering into this First Amendment and giving effect to the Restructuring.

9. Miscellaneous.

(a) Continued Effectiveness of the Credit Agreement and the Other Credit Documents. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment, (ii) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment, (iii) all references in the Pledge Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Pledge Agreement shall mean the Pledge Agreement as amended by this First Amendment, and (iv) all references in the other Credit Documents to the “Pledge Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Pledge Agreement shall mean the Pledge Agreement as amended by this First Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this First Amendment shall not operate as an amendment of any right, power or remedy of the Administrative Agent, the Collateral Agent or any Lender under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document.

(b) Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Administrative Agent.

(c) Headings. The headings of the several Sections and subsections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

(d) Costs and Expenses. Section 13.01 of the Credit Agreement is incorporated herein by reference.

(e) First Amendment as Credit Document. Each Credit Party hereby acknowledges and agrees that this First Amendment constitutes a “Credit Document” under the Credit Agreement.

(f) Severability. Any provision of this First Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g) Governing Law. Section 13.08 of the Credit Agreement is incorporated herein by reference.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS:

IDEAL IMAGE DEVELOPMENT, INC. as Lead Borrower

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Chief Financial Officer

STEINER U.S. HOLDINGS, INC., as Borrower

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Chief Financial Officer

GUARANTORS:

STEINER LEISURE LIMITED, as Holdings and as a Guarantor

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Director

STEINER EDUCATION GROUP, INC.
STEINER RESORT SPAS (CALIFORNIA), INC.
SUS MARKETING, LLC
BLISS WORLD HOLDINGS INC.
BLISS INTERNATIONAL LICENSING INC.
BLISS WORLD CARD COMPANY
BLISS WORLD LLC
BLISS DIRECT, INC.
BWMI, INC.
FCNH, INC.
FLORIDA LUXURY SPA GROUP, INC.

Signature Page to First Amendment to Credit Agreement

IDEAL IMAGE DEVELOPMENT CORPORATION
IDEAL IMAGE DIRECT, LLC
IDEAL IMAGE OF ARIZONA, LLC
IDEAL IMAGE OF ARKANSAS, LLC
IDEAL IMAGE OF COLORADO, LLC
IDEAL IMAGE OF FLORIDA, LLC
IDEAL IMAGE OF GEORGIA (JV2), LLC
IDEAL IMAGE OF IDAHO, LLC
IDEAL IMAGE OF INDIANA, LLC
IDEAL IMAGE OF KENTUCKY, LLC
IDEAL IMAGE OF MARYLAND, LLC
IDEAL IMAGE OF MASSACHUSETTS, LLC
IDEAL IMAGE OF MICHIGAN, LLC
IDEAL IMAGE OF MINNESOTA, LLC
IDEAL IMAGE OF MISSOURI, LLC
IDEAL IMAGE OF NEBRASKA, LLC
IDEAL IMAGE OF NEVADA, LLC
IDEAL IMAGE OF NEW MEXICO, LLC
IDEAL IMAGE OF NEW YORK, LLC
IDEAL OF NORTH CAROLINA, LLC
IDEAL IMAGE OF OHIO, LLC
IDEAL IMAGE OF OKLAHOMA, LLC
IDEAL IMAGE OF OREGON, LLC
IDEAL IMAGE OF PENNSYLVANIA, LLC
IDEAL IMAGE OF RHODE ISLAND, LLC
IDEAL IMAGE OF TENNESSEE, LLC
IDEAL IMAGE OF TEXAS, LLC
IDEAL IMAGE OF UTAH, LLC
IDEAL IMAGE OF VIRGINIA, LLC
IDEAL IMAGE OF WASHINGTON, LLC
IDEAL IMAGE OF WISCONSIN, LLC
IDEAL VENTURES, LLC
IDEAL VENTURES OF ARIZONA INC.
I.I. COSMETIC INSTITUTE, INC.
MANDARA PSLV, LLC
MANDARA SPA (CRUISE I), L.L.C.
MANDARA SPA (CRUISE II), L.L.C.
MANDARA SPA (HAWAII), LLC
MANDARA SPA LLC
MANDARA SPA SERVICES LLC
MID-ATLANTIC MASSAGE THERAPY, INC.
SEG CORT LLC
ELEMIS USA, INC.
STEINER AMERICAN CRUISES, INC.
STEINER INTERNATIONAL HOLDINGS LLC
STEINER INTERNATIONAL VENTURES, INC.

Signature Page to First Amendment to Credit Agreement

STEINER MANAGEMENT SERVICES, LLC
STEINER PRODUCT SUPPORT U.S., LLC
STEINER SPA RESORTS (CONNECTICUT), INC.
STEINER TRANSOCEAN U.S., INC.
VIRGINIA MASSAGE THERAPY, INC.
STEINER SPA RESORTS (NEVADA), INC.
STEINER RESORT SPAS (NORTH CAROLINA), INC.
ELEMIS LIMITED
STEINER TRAINING LIMITED
STEINER U.K. LIMITED

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Chief Financial Officer

BLISSWORLD LIMITED
STEINER SPA LIMITED
STEINER MARKS LIMITED
STEINER SPA ASIA LIMITED
STEINER TRANSOCEAN (II) LIMITED
STEINER TRANSOCEAN LIMITED
STO MEDISPA LIMITED

By:	/s/ Stephen Lazarus
Name:	Stephen Lazarus
Title:	Director

COSMETICS LIMITED
COSMETIC EXPORT INTERNATIONAL LIMITED

By:	/s/ Robert Boehm
Name:	Robert Boehm
Title:	Director

Signature Page to First Amendment to Credit Agreement

STEINER GROUP LIMITED
ELEMIS SPA LIMITED
E.J. CONTRACTS LIMITED

By:	/s/ Michael Stephan Haringman
Name:	Michael Stephan Haringman
Title:	Secretary

NEMO (UK) HOLDCO, LTD.

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	Director

NEMO HOLDCO, INC.

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	President

Signature Page to First Amendment to Credit Agreement

NEWSTAR FINANCIAL, INC., as Administrative Agent and Collateral Agent

By:	/s/ Brian Forde
Name:	Brian Forde
Title:	NewStar Financial Inc. Managing Director

Signature Page to First Amendment to Credit Agreement

GSO CAPITAL OPPORTUNITIES FUND II LP, as a Lender

By: GSO Capital Partners LP, its investment manager

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

GSO NEMO FO HOLDINGS I (ONSHORE) LP, as a Lender

By: GSO Nemo Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

GSO NEMO LO HOLDINGS LP, as a Lender

By: GSO Nemo Associates LLC, its general partner

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

EXECUTION VERSION

BCSSS Investment S.à r.l.,
By: Bain Capital Credit, LP, as Investment
Adviser and Manager as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

MPS Investment S.à r.l.,
By: Bain Capital Credit, LP, as Investment
Adviser and Manager as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

Blue Cross of California,
By: Bain Capital Credit, LP, as Investment
Manager, as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

Bain Capital Direct Lending 2015 (U), LP, as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

Signature Page to First Amendment to Credit Agreement

EXECUTION VERSION

Bain Capital Direct Lending 2015 (L), LP, as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

EAF comPlan II – Private Debt,
By: Bain Capital Credit, LP, as Asset Manager as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

Bain Capital Credit Managed Account (FSS), L.P., as a Lender

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

Signature Page to First Amendment to Credit Agreement

CDPQ American Fixed Income V Inc., as a Lender

By:	/s/ Jean-Pierre Jetté
Name:	Jean-Pierre Jetté
Title:	Senior Portfolio Director

By:	/s/ James B. McMullan
Name:	James B. McMullan
Title:	Senior Vice-President

Signature Page to First Amendment to Credit Agreement

FORETHOUGHT LIFE INSURANCE COMPANY, as a Lender

By:	/s/ Deva Mishra
Name:	Deva Mishra
Title:	SVP

Signature Page to First Amendment to Credit Agreement